Venerable Variable Insurance Trust

Summary Prospectus

April 29, 2025

Venerable High Yield Fund

Class/Ticker: V/VHYVX; I/VHYIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders (when available), at no cost online at https://docs.venerable.com/#/venerable-variable-insurance-trust. You can also get this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. The Fund's Prospectus and SAI, each dated April 29, 2025, as revised from time to time, and the Fund's most recent shareholder reports are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

Investment Objective

The Venerable High Yield Fund (the "Fund") seeks to earn a high level of current income with a secondary goal of seeking capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.65%	0.65%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.18%	0.18%
Total Annual Operating Expenses	1.13%	0.83%
Less Waivers and Reimbursements[2]	(0.41%)	(0.03%)
Total Annual Operating Expenses Less Waivers and Reimbursements	0.72%	0.80%

1  Based on estimated amounts for the current fiscal year.

2  Until September 6, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.72% for Class V shares and 0.80% for Class I shares. Termination or modification of these obligations prior to September 6, 2026, requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's contractual fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class V	$74	$275
Class I	$82	$259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the period September 4, 2024 through December 31, 2024, the Fund's portfolio turnover rate was 7.0% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities.

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to investment guidelines provided by the Adviser.

High yield debt securities are those that are rated below investment grade, also known as "junk bonds." High yield debt securities are rated at the time of purchase below the top four ratings categories by at least one independent rating agency such as S&P Global Ratings (S&P) (rated BB+ and lower) and Moody's Investors Service (Moody's) (rated Ba1 and lower) or, if unrated, are determined to be of comparable quality by FT. Corporate issuers may include corporate or other business entities in which a sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest.

Lower-rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. Debt securities include bonds; notes; debentures; convertible securities; bank loans and corporate loans; and senior and subordinated debt securities.

The Fund may invest up to 100% of its total assets in high yield debt securities. The Fund may buy both rated and unrated debt securities, including securities rated below B by Moody's or S&P (or deemed comparable by FT). The Fund may purchase loans and other direct indebtedness, including bank loans (also called "leveraged loans"). The Fund may also invest in defaulted debt securities.

The Fund may invest in debt securities of any maturity or duration. The Fund may invest in U.S. dollar denominated debt securities of issuers located in developed markets.

The Fund may purchase or receive equity securities and rights offerings, including in connection with restructurings.

The Fund may enter into certain derivative transactions, principally high yield credit default swaps and U.S. Treasury futures. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to interest rates, durations and credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. Derivatives that provide exposure to high yield corporate debt securities may be used to satisfy the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Fixed Income Securities Risk. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund's investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

•  Non-Investment Grade Debt Securities ("High Yield" or "Junk Bonds") Risk. Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade debt securities. Accordingly, non-investment grade debt securities are considered speculative investments.

•  Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund's securities, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Active Management Risk. Despite strategies designed to achieve the Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as expected. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that the Fund's adviser will effectively assess the Fund's portfolio characteristics, and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund characteristics, including risk, may be ineffective and/or cause the Fund to underperform.

•  Derivatives Risk. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk (the risk that the investment cannot be sold quickly), market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.

•  Non-U.S. Debt Risk. The value of an investment in non-U.S. debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

•  Loans and Other Direct Indebtedness Risk. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.

•  Distressed Securities Risk. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.

•  Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some small and medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

•  Impact of Large Redemptions (Including Possible Fund Liquidation) Risk. The Fund is used as an investment by certain funds of funds and may have a large percentage of its shares owned by such funds. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund's portfolio. As a result, large redemption activity could adversely affect the Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund's performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Adviser

FT serves as discretionary investment sub-adviser to the Fund.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Glenn Voyles, CFA	Senior Vice President, Director of Portfolio Management, Corporate Bonds	September 2024
Patricia O'Connor, CFA	Vice President, Portfolio Manager	September 2024
Jonathan Belk, CFA	Vice President, Portfolio Manager	September 2024

Purchase and Sale of Fund Shares

Shares of the Fund are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts. Please refer to the prospectus for the appropriate Variable Contract for information on how to direct investments in, or sale from, an investment option corresponding to the Fund and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

Shares of the Fund also may be sold directly to other investment companies.

Tax Information

Distributions made by the Fund to a Variable Contract, and exchanges and redemptions of Fund shares made by a Variable Contract, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the prospectus for the appropriate Variable Contract for information regarding the federal income tax treatment of the distributions to your Variable Contract and the holders of the Variable Contracts.

Payments to Insurance Companies and Other Financial Intermediaries

Class V shares and Class I shares of the Fund may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies. Fees derived from a Fund's Distribution Plan (if applicable) may be paid to insurance companies, broker-dealers, and other financial intermediaries for selling the Fund's shares to the clients of the insurance companies, broker-dealers, or other financial intermediaries. See "Distribution Plan."

In addition, the Adviser or its affiliated entities, out of their own resources and without additional cost to the Fund or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or other financial intermediaries. Payments of such additional compensation may provide an incentive for insurance companies to make the Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser and its affiliated entities have not entered into any such arrangements.

The Adviser and its affiliated entities may also share their profits with affiliated insurance companies or other affiliated entities through inter-company payments. The sharing of such profits may provide an incentive for affiliated insurance companies to make the Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser intends to share all of its profits with affiliated insurance companies.

The insurance companies issuing Variable Contracts may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Contract Owners. Neither the Fund, the Adviser, nor the Fund's distributor are parties to these arrangements. Contract Owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker.